UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 16, 2007

                           Dayton Superior Corporation
             (Exact name of Registrant as specified in its charter)

         Delaware                         1-11781                31-0676346
(State or other jurisdiction of         (Commission            (IRS Employer
 incorporation or organization)          File Number)        Identification No.)


7777 Washington Village Drive, Dayton, Ohio                            45459
(Address of principal executive offices)                             (Zip code)

                                  937-428-6360
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 16, 2007, the employment by Dayton Superior Corporation (the "Company") of Mark K. Kaler, the Company's Vice President - Product Management and a named executive officer, terminated.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                DAYTON SUPERIOR CORPORATION


Date: January 22, 2007          By:/s/ Edward J. Puisis
                                   --------------------
                                   Edward J. Puisis
                                   Executive Vice President and Chief Financial
                                   Officer